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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21269

     Evergreen Income Advantage Fund
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: April 30, 2007

Date of reporting period: April 30, 2007

Item 1 - Reports to Stockholders.

Evergreen Income Advantage Fund

Evergreen

INCOME ADVANTAGE FUND

Annual Report
as of April 30, 2007

Evergreen Investments℠
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
25	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
26	AUTOMATIC DIVIDEND REINVESTMENT PLAN
28	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

June 2007

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for Evergreen Income Advantage Fund covering the twelvemonth period ended April 30, 2007.

The domestic fixed-income markets generated healthy results during the twelve-month period in an environment supported by persistent growth and the prospect of stable interest rates. While the economic expansion decelerated as the period progressed, continued gains in business profits helped support the performance of corporate debt securities, including lower-quality, higher-yielding bonds, which generally outperformed high-grade and investment-grade debt. The fiscal year began on a harsh note in the spring of 2006 amid rising inflationary concerns, accompanied by anxieties about the potential economic impacts of repeated interest rate hikes by the Federal Reserve Board (the “Fed”). However, the markets were calmed in both the summer and autumn by the combination of receding commodity prices and the Fed’s policy to leave short-term interest rates unchanged.

Over the full twelve-month period, the yield curve flattened — the difference between short-term yields and long-term yields narrowed. In this environment, longer-maturity bonds, especially those with maturities of 20 to 30 years, tended to outperform the overall bond market.

Solid returns in both the nation’s equity and fixed-income markets came against a backdrop of persistent economic growth during most of the period. Gross Domestic Product grew by a rate of 3.3% over 2006 then decelerated to an annualized rate of 1.3% in the first quarter of 2007. The slump in the housing industry was a major factor that contributed to the slowdown, which came in the face of strong

LETTER TO SHAREHOLDERS continued

employment, rising wages and gains in both personal consumption and business investment.

In this environment, the managers of Evergreen Income Advantage Fund continued to emphasize investments in higher-yielding corporate bonds, while maintaining a relatively conservative portfolio positioning. In their security selection decisions, they paid careful attention to bond valuations while analyzing factors such as cash flow, balance sheet debt, covenants that affected bondholder rights, and industry trends. To further attempt to capture the superior income advantages in the corporate sector, they also made selective use of the fund’s ability to borrow funds at short-term rates to invest in higher-yielding corporate securities as a strategy to enhance the fund’s income.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you may also access details about daily fund prices, yields, dividend rates and fund facts about Evergreen closed-end funds. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund broker-dealer or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

LETTER TO SHAREHOLDERS continued

Notification of Investment Strategy Change:

Effective August 1, 2007, the Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options, and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with other types of investments. For example, the use of derivatives involves the risk of loss due to the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile and may be illiquid or difficult to price. Derivatives are highly specialized instruments, and involve the risk that an investment advisor may not accurately predict the performance of a derivative under all market conditions. When the Fund uses a derivative instrument, it could lose more than the principal amount invested. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	Year Ended April 30,

	2007	2006	2005	2004	2003[1]

Net asset value, beginning of period	$ 14.06	$ 14.41	$ 15.62	$ 14.92	$ 14.33[2]

Income from investment operations
Net investment income (loss)	1.62[3]	1.59[3]	1.56	1.76	0.17
Net realized and unrealized gains or losses on investments	0.36	0.03	(0.65)	0.68	0.67
Distributions to preferred shareholders from[3]
Net investment income	(0.37)	(0.26)	(0.14)	(0.09)	0[4]
Net realized gains	0	(0.02)	(0.01)	0	0
Total from investment operations	1.61	1.34	0.76	2.35	0.84

Distributions to common shareholders from
Net investment income	(1.41)	(1.54)	(1.64)	(1.65)	(0.14)
Net realized gains	0	(0.15)	(0.33)	0	0
Total distributions to common shareholders	(1.41)	(1.69)	(1.97)	(1.65)	(0.14)

Offering costs charged to capital for
Common shares	0	0	0	0	(0.03)
Preferred shares	0	0	0	0	(0.08)
Total offering costs	0	0	0	0	(0.11)

Net asset value, end of period	$ 14.26	$ 14.06	$ 14.41	$ 15.62	$ 14.92

Market value, end of period	$ 14.70	$ 14.17	$ 14.24	$ 14.44	$ 15.11

Total return based on market value[5]	14.69%	11.91%	12.07%	6.55%	1.66%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$980,054	$953,102	$966,835	$1,035,766	$979,903
Liquidation value of preferred shares, end of period (thousands)	$490,000	$490,000	$490,000	$ 490,000	$490,000
Asset coverage ratio, end of period	299%	294%	297%	311%	300%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements but excluding expense reductions	1.19%	1.19%	1.15%	1.15%	0.77%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.19%	1.19%	1.15%	1.15%	0.77%[6]
Net investment income (loss)[7]	8.98%	9.17%	10.03%	10.56%	6.66%[6]
Portfolio turnover rate	45%	49%	63%	49%	2%

1 For the period from February 28, 2003 (commencement of class operations), to April 30, 2003.

2 Initial public offering price of $15.00 per share less underwriting discount of $0.67 per share.

3 Calculated based on average common shares outstanding during the period.

4 Amount represents less than $0.005 per share.

5 Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

6 Annualized

7 The net investment income (loss) ratio reflects distributions to preferred shareholders .

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2007

	Principal
	Amount	Value

CORPORATE BONDS 138.0%
CONSUMER DISCRETIONARY 41.1%
Auto Components 6.2%
ArvinMeritor, Inc., 6.80%, 02/15/2009	$ 350,000	$349,125
Goodyear Tire & Rubber Co.:
9.00%, 07/01/2015 (p)	14,000,000	15,505,000
11.25%, 03/01/2011	2,075,000	2,277,313
Lear Corp., 8.75%, 12/01/2016 (p)	14,000,000	13,702,500
Metaldyne Corp., 11.00%, 06/15/2012 (p)	5,137,000	5,085,630
Tenneco Automotive, Inc., 8.625%, 11/15/2014 (p)	14,350,000	15,318,625
Visteon Corp., 8.25%, 08/01/2010 (p)	8,100,000	8,302,500

		60,540,693

Automobiles 1.4%
Ford Motor Co., 7.45%, 07/16/2031 (p)	5,700,000	4,538,625
General Motors Corp., 8.375%, 07/15/2033 (p)	10,000,000	9,087,500

		13,626,125

Diversified Consumer Services 1.4%
Carriage Services, Inc., 7.875%, 01/15/2015	3,600,000	3,721,500
Education Management, LLC:
8.75%, 06/01/2014	3,750,000	3,984,375
10.25%, 06/01/2016	4,250,000	4,664,375
Service Corporation International, 6.75%, 04/01/2015 (p) 144A	1,685,000	1,710,275

		14,080,525

Hotels, Restaurants & Leisure 7.7%
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	10,000,000	10,937,500
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	4,100,000	4,059,000
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	15,000,000	15,225,000
MGM MIRAGE, Inc.:
5.875%, 02/27/2014	5,940,000	5,605,875
9.75%, 06/01/2007	13,750,000	13,801,562
Outback Steakhouse, Inc., 9.625%, 05/15/2015 144A	1,578,000	1,631,257
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	3,245,000	3,650,625
Seneca Gaming Corp., 7.25%, 05/01/2012	1,175,000	1,201,438
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015	6,000,000	6,067,500
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	12,750,000	13,610,625

		75,790,382

Household Durables 2.2%
Hovnanian Enterprises, Inc., 7.75%, 05/15/2013 (p)	7,000,000	6,545,000
Libbey, Inc., FRN, 12.35%, 06/01/2011	7,100,000	7,845,500
Standard Pacific Corp., 9.25%, 04/15/2012 (p)	7,000,000	6,860,000

		21,250,500

Leisure Equipment & Products 0.1%
Remington Arms, Inc., 10.50%, 02/01/2011 (p)	500,000	520,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media 13.3%
AMC Entertainment, Inc., Ser. B, 8.625%, 08/15/2012	$ 11,430,000	$12,230,100
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	7,010,000	7,220,300
CCH I, LLC:
11.00%, 10/01/2015 (p)	2,750,000	2,928,750
13.50%, 01/15/2014 (p)	2,000,000	2,045,000
Dex Media East, LLC:
9.875%, 11/15/2009	11,500,000	12,031,875
12.125%, 11/15/2012	7,000,000	7,647,500
Mediacom Broadband, LLC, 8.50%, 10/15/2015 144A	5,000,000	5,225,000
Mediacom Communications Corp., 9.50%, 01/15/2013	21,250,000	21,993,750
Paxson Communications Corp., FRN, 11.61%, 01/15/2013 144A	9,000,000	9,405,000
R.H. Donnelley Corp., 10.875%, 12/15/2012 (p)	12,000,000	13,050,000
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	12,500,000	13,031,250
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013 (p)	6,200,000	6,231,000
Visant Corp., 7.625%, 10/01/2012 (p)	7,465,000	7,679,619
XM Satellite Radio Holdings, Inc., Class A, 9.75%, 05/01/2014 (p)	3,120,000	3,143,400
Young Broadcasting, Inc., Class A, 8.75%, 01/15/2014	6,665,000	6,531,700

		130,394,244

Multi-line Retail 0.8%
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	7,000,000	7,752,500

Specialty Retail 3.3%
American Achievement Corp., 8.25%, 04/01/2012	6,155,000	6,293,487
Baker & Taylor, Inc., 11.50%, 07/01/2013 144A	8,000,000	8,480,000
Central Garden & Pet Co., 9.125%, 02/01/2013	7,000,000	7,332,500
Michaels Stores, Inc.:
10.00%, 11/01/2014 (p) 144A	5,150,000	5,645,688
11.375%, 11/01/2016 (p) 144A	3,900,000	4,309,500

		32,061,175

Textiles, Apparel & Luxury Goods 4.7%
Levi Strauss & Co.:
9.75%, 01/15/2015	14,025,000	15,462,562
12.25%, 12/15/2012	6,500,000	7,133,750
Norcross Safety Products, LLC, Ser. B, 9.875%, 08/15/2011	2,750,000	2,918,438
Oxford Industries, Inc., 8.875%, 06/01/2011	12,000,000	12,510,000
Unifi, Inc., 11.50%, 05/15/2014	4,864,000	4,912,640
Warnaco Group, Inc., 8.875%, 06/15/2013	3,200,000	3,420,000

		46,357,390

CONSUMER STAPLES 3.8%
Food & Staples Retailing 0.7%
Ingles Markets, Inc., 8.875%, 12/01/2011	7,000,000	7,332,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food Products 1.8%
Del Monte Foods Co., 8.625%, 12/15/2012	$ 13,220,000	$13,947,100
Pilgrims Pride Corp., 8.375%, 05/01/2017 (p)	3,500,000	3,561,250

		17,508,350

Personal Products 1.3%
Playtex Products, Inc., 8.00%, 03/01/2011	12,100,000	12,705,000

ENERGY 13.0%
Energy Equipment & Services 3.1%
Dresser-Rand Group, Inc., 7.375%, 11/01/2014	5,616,000	5,756,400
GulfMark Offshore, Inc., 7.75%, 07/15/2014	4,100,000	4,212,750
Hanover Compressor Co., 8.75%, 09/01/2011	7,000,000	7,280,000
Parker Drilling Co., 9.625%, 10/01/2013	11,955,000	13,030,950

		30,280,100

Oil, Gas & Consumable Fuels 9.9%
Chesapeake Energy Corp.:
7.50%, 09/15/2013 (p)	7,000,000	7,350,000
7.75%, 01/15/2015	7,750,000	8,137,500
Cimarex Energy Co., 7.125%, 05/01/2017	1,275,000	1,294,125
Delta Petroleum Corp., 7.00%, 04/01/2015	3,020,000	2,763,300
El Paso Corp., 7.75%, 06/01/2013	10,500,000	11,107,078
Energy Partners, Ltd.:
9.75%, 04/15/2014 144A	1,500,000	1,533,750
10.48%, 04/15/2013 144A	500,000	510,625
Griffin Coal Mining Co., 9.50%, 12/01/2016 (p) 144A	14,000,000	15,050,000
Mariner Energy, Inc., 8.00%, 05/15/2017	1,343,000	1,358,109
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	12,050,000	12,712,750
Premcor Refining Group, Inc., 9.50%, 02/01/2013	6,500,000	6,996,613
Regency Energy Partners, LP, 8.375%, 12/15/2013 144A	3,125,000	3,234,375
Targa Resources, Inc., 8.50%, 11/01/2013 144A	7,250,000	7,503,750
Williams Cos.:
7.50%, 01/15/2031	6,750,000	7,188,750
8.125%, 03/15/2012	9,750,000	10,676,250

		97,416,975

FINANCIALS 11.7%
Consumer Finance 7.4%
CCH II Capital Corp., 10.25%, 09/15/2010 (p)	14,250,000	15,247,500
Clarke American Corp., 9.50%, 05/15/2015 144A	2,103,000	2,126,659
Ford Motor Credit Co., LLC, 9.75%, 09/15/2010	24,137,000	25,559,369
General Motors Acceptance Corp., LLC, 6.875%, 09/15/2011	15,700,000	15,767,431
Northern Telecom Capital Corp., 7.875%, 06/15/2026	9,000,000	9,000,000
Triad Financial Corp., Ser. B, 11.125%, 05/01/2013	4,958,000	4,747,285

		72,448,244

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Insurance 1.5%
Crum & Forster Holdings Corp.:
7.75%, 05/01/2017 144A	$ 5,170,000	$5,221,700
10.375%, 06/15/2013	8,750,000	9,642,325

		14,864,025

Real Estate Investment Trusts 2.8%
Crescent Real Estate Equities Co., 9.25%, 04/15/2009	17,425,000	17,838,844
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	1,400,000	1,426,250
Thornburg Mortgage, Inc., 8.00%, 05/15/2013	7,825,000	7,825,000

		27,090,094

HEALTH CARE 8.8%
Health Care Equipment & Supplies 1.6%
Universal Hospital Services, Inc., 10.125%, 11/01/2011	14,715,000	15,838,431

Health Care Providers & Services 7.2%
Community Health Systems, Inc., 6.50%, 12/15/2012	2,105,000	2,186,569
HCA, Inc.:
8.75%, 09/01/2010	19,750,000	20,959,687
9.25%, 11/15/2016 144A	16,025,000	17,507,313
HealthSouth Corp., 10.75%, 06/15/2016 (p) 144A	3,525,000	3,859,875
IASIS Healthcare Corp., 8.75%, 06/15/2014 (p)	10,600,000	11,037,250
Select Medical Corp., 7.625%, 02/01/2015 (p)	8,150,000	7,375,750
Sun Healthcare Group, Inc., 9.125%, 04/15/2015 144A	1,990,000	2,079,550
Triad Hospitals, Inc., 7.00%, 05/15/2012	5,030,000	5,256,350

		70,262,344

INDUSTRIALS 10.2%
Aerospace & Defense 1.4%
Hawker Beechcraft Acquisition Corp.:
8.50%, 04/01/2015 144A	1,315,000	1,390,612
9.75%, 04/01/2017 (p) 144A	1,000,000	1,075,000
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	4,440,000	4,345,650
6.125%, 01/15/2014	6,995,000	6,925,050

		13,736,312

Airlines 0.7%
Delta Air Lines, Inc.:
7.90%, 12/15/2009 (p) •	5,010,000	2,642,775
8.30%, 12/15/2029 (p) •	7,595,000	4,025,350

		6,668,125

Commercial Services & Supplies 2.3%
Allied Waste North America, Inc., 9.25%, 09/01/2012	16,500,000	17,490,000
Browning-Ferris Industries, Inc., 9.25%, 05/01/2021	2,650,000	2,924,938
Mobile Mini, Inc., 6.875%, 05/01/2015 144A	2,135,000	2,145,675

		22,560,613

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Machinery 4.2%
Case New Holland, Inc., 9.25%, 08/01/2011 (p)	$ 26,125,000	$27,594,531
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	3,950,000	4,048,750
RBS Global, Inc., 9.50%, 08/01/2014	9,250,000	9,943,750

		41,587,031

Road & Rail 0.8%
Hertz Corp., 10.50%, 01/01/2016	7,000,000	8,015,000

Trading Companies & Distributors 0.8%
Ashtead Capital, Inc., 9.00%, 08/15/2016 (p) 144A	3,861,000	4,169,880
United Rentals, Inc., 6.50%, 02/15/2012	3,410,000	3,461,150

		7,631,030

INFORMATION TECHNOLOGY 6.5%
Electronic Equipment & Instruments 1.5%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	8,850,000	9,336,750
NXP Funding, LLC, 9.50%, 10/15/2015 (p) 144A	5,500,000	5,802,500

		15,139,250

IT Services 3.2%
ipayment, Inc., 9.75%, 05/15/2014	3,925,000	4,106,531
SunGard Data Systems, Inc.:
9.125%, 08/15/2013	21,350,000	23,004,625
10.25%, 08/15/2015 (p)	4,150,000	4,585,750

		31,696,906

Semiconductors & Semiconductor Equipment 0.2%
Conexant Systems, Inc., 9.11%, 11/15/2010 144A	1,400,000	1,449,000

Software 1.6%
UGS Corp., 10.00%, 06/01/2012	14,060,000	15,395,700

MATERIALS 23.5%
Chemicals 9.5%
Equistar Chemicals, LP, 10.625%, 05/01/2011	14,000,000	14,840,000
Huntsman Advanced Materials, LLC, 11.625%, 10/15/2010	7,000,000	7,577,500
Huntsman International, LLC, 11.50%, 07/15/2012	15,085,000	16,895,200
Lyondell Chemical Co.:
10.50%, 06/01/2013	11,565,000	12,735,956
11.125%, 07/15/2012 (p)	4,435,000	4,745,450
MacDermid, Inc., 9.50%, 04/15/2017 (p) 144A	4,316,000	4,499,430
Millenium America, Inc., 7.625%, 11/15/2026	2,075,000	2,059,438
Momentive Performance, Inc., 9.75%, 12/01/2014 (p) 144A	4,295,000	4,563,438
Mosaic Co., 7.625%, 12/01/2016 144A	1,775,000	1,903,688
Omnova Solutions, Inc., 11.25%, 06/01/2010	9,110,000	9,690,762
Tronox Worldwide, LLC, 9.50%, 12/01/2012 (p)	12,750,000	13,706,250

		93,217,112

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Construction Materials 1.0%
CPG International, Inc., 10.50%, 07/01/2013	$ 5,395,000	$5,691,725
Dayton Superior Corp., 13.00%, 06/15/2009	3,870,000	3,986,100

		9,677,825

Containers & Packaging 6.0%
Berry Plastics Holdings Corp., 8.875%, 09/15/2014	4,110,000	4,253,850
Crown Americas, Inc., 7.75%, 11/15/2015 (p)	5,000,000	5,312,500
Exopack Holding Corp., 11.25%, 02/01/2014	3,465,000	3,768,188
Graham Packaging Co., 9.875%, 10/15/2014 (p)	5,575,000	5,798,000
Graphic Packaging International, Inc.:
8.50%, 08/15/2011	5,000,000	5,212,500
9.50%, 08/15/2013 (p)	10,000,000	10,750,000
Owens-Brockway Glass Containers, Inc.:
8.25%, 05/15/2013	10,525,000	11,156,500
8.75%, 11/15/2012	12,150,000	12,863,812

		59,115,350

Metals & Mining 2.7%
Aleris International, Inc., 9.00%, 12/15/2014 144A	2,525,000	2,692,281
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	1,875,000	2,032,031
8.375%, 04/01/2017 (p)	1,935,000	2,121,244
10.125%, 02/01/2010	9,680,000	10,170,098
Indalex Holdings Corp., 11.50%, 02/01/2014	8,855,000	9,364,163

		26,379,817

Paper & Forest Products 4.3%
Bowater, Inc., 9.375%, 12/15/2021	7,000,000	7,061,250
Buckeye Technologies, Inc., 8.50%, 10/01/2013	7,500,000	7,959,375
Georgia Pacific Corp.:
8.00%, 01/15/2024 (p)	4,170,000	4,232,550
8.125%, 05/15/2011	5,000,000	5,300,000
P.H. Glatfelter, 7.125%, 05/01/2016	6,340,000	6,411,325
Verso Paper Holdings, LLC, 11.375%, 08/01/2016 144A	10,000,000	10,750,000

		41,714,500

TELECOMMUNICATION SERVICES 10.2%
Diversified Telecommunication Services 5.3%
Citizens Communications Co., 9.25%, 05/15/2011 (p)	7,000,000	7,831,250
Consolidated Communications, Inc., 9.75%, 04/01/2012	7,800,000	8,307,000
Insight Midwest, LP, 9.75%, 10/01/2009	4,156,000	4,233,925
Level 3 Communications, Inc., 6.375%, 10/15/2015	8,991,000	8,991,000
Qwest Communications International, Inc.:
7.875%, 09/01/2011	7,300,000	7,811,000
8.875%, 03/15/2012	13,000,000	14,430,000

		51,604,175

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services 4.9%
Alamosa Holdings, Inc., 11.00%, 07/31/2010	$ 3,400,000	$3,621,547
American Cellular Corp., 10.00%, 08/01/2011	906,000	961,493
Centennial Communications Corp.:
10.00%, 01/01/2013	3,500,000	3,806,250
10.125%, 06/15/2013	10,000,000	10,850,000
Cricket Communications, Inc., 9.375%, 11/01/2014 144A	3,000,000	3,217,500
Dobson Communications Corp., 8.375%, 11/01/2011	3,500,000	3,749,375
Rural Cellular Corp.:
8.25%, 03/15/2012 (p)	13,500,000	14,310,000
9.75%, 01/15/2010 (p)	4,015,000	4,165,563
US Unwired, Inc., Ser. B, 10.00%, 06/15/2012	3,325,000	3,627,312

		48,309,040

UTILITIES 9.2%
Electric Utilities 5.1%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	7,165,000	7,809,850
Aquila, Inc., 14.875%, 07/01/2012	1,563,000	2,043,623
CMS Energy Corp., 8.50%, 04/15/2011	665,000	729,006
Mirant Americas Generation, LLC, 8.50%, 10/01/2021 (p)	7,000,000	7,437,500
Mirant North America, LLC, 7.375%, 12/31/2013	4,025,000	4,276,562
Mission Energy Holding Co., 13.50%, 07/15/2008	835,000	916,413
Orion Power Holdings, Inc., 12.00%, 05/01/2010	4,494,000	5,213,040
Reliant Energy, Inc.:
9.25%, 07/15/2010	7,760,000	8,177,100
9.50%, 07/15/2013	13,000,000	14,105,000

		50,708,094

Independent Power Producers & Energy Traders 4.1%
AES Corp., 9.00%, 05/15/2015 144A	16,250,000	17,468,750
Dynegy, Inc., 8.375%, 05/01/2016 (p)	21,250,000	22,498,437

		39,967,187

Total Corporate Bonds (cost $1,319,246,011)		1,352,691,664

YANKEE OBLIGATIONS - CORPORATE 6.7%
CONSUMER DISCRETIONARY 0.6%
Media 0.6%
Virgin Media Finance plc, 9.125%, 08/15/2016	5,113,000	5,483,693

FINANCIALS 1.0%
Diversified Financial Services 1.0%
Preferred Term Securities XII, Ltd., FRN, 10.00%, 12/24/2033	1,540,000	1,271,255
Ship Finance International, Ltd., 8.50%, 12/15/2013	8,640,000	8,942,400

		10,213,655

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Principal
	Amount	Value

YANKEE OBLIGATIONS - CORPORATE continued
INFORMATION TECHNOLOGY 0.1%
Semiconductors & Semiconductor Equipment 0.1%
Magnachip Semiconductor, 8.00%, 12/15/2014	$ 671,000	$432,795

MATERIALS 1.6%
Metals & Mining 1.6%
Novelis, Inc., 7.25%, 02/15/2015	14,750,000	15,616,562

TELECOMMUNICATION SERVICES 3.4%
Wireless Telecommunication Services 3.4%
Intelsat, Ltd.:
9.25%, 06/15/2016	13,900,000	15,359,500
11.25%, 06/15/2016	8,800,000	10,087,000
Rogers Wireless, Inc., 9.625%, 05/01/2011	7,000,000	8,050,000

		33,496,500

Total Yankee Obligations - Corporate (cost $62,011,258)		65,243,205

DEBT OBLIGATIONS 1.3%
Blue Grass Energy Corp. Loan, FRN, 10.32%, 12/30/2013 (cost $12,450,000)	12,450,000	12,667,128

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES
LOANED 17.7%
COMMERCIAL PAPER 1.6%
Citigroup Funding, Inc., 5.33%, 05/09/2007	7,892,462	7,892,462
Fairway Finance Corp., 5.31%, 06/11/2007	8,094,347	8,094,347

		15,986,809

CORPORATE BONDS 1.3%
Commercial Banks 1.3%
First Tennessee Bank, 5.33%, 05/30/2007	6,000,004	6,000,004
Metropolitan Life Global Funding, 5.31%, 05/30/2008	6,500,000	6,500,000

		12,500,004

REPURCHASE AGREEMENTS ^ 7.3%
Bank of America Corp.:
5.32%, dated 04/30/2007, maturing 05/01/2007, maturity value
$25,003,694	25,000,000	25,000,000
5.33%, dated 04/30/2007, maturing 05/01/2007, maturity value
$21,298,255	21,295,102	21,295,102
Nomura Securities International, Inc., 5.25%, dated 04/30/2007, maturing
05/01/2007, maturity value $25,003,646	25,000,000	25,000,000

		71,295,102

TIME DEPOSITS 5.8%
ABN Amro Holding NV, 5.31%, 05/01/2007	5,000,000	5,000,000
Banc of America Canada, LLC, 5.32%, 05/01/2007	5,000,000	5,000,000
Bank of Nova Scotia, 5.29%, 06/01/2007	5,000,000	5,000,000
Calyon, 5.32%, 05/01/2007	5,000,000	5,000,000
Deutsche Bank AG, 5.34%, 08/20/2007	6,000,000	6,000,000
Dexia Credit Local, 5.34%, 07/05/2007	5,000,000	5,000,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES
LOANED continued
TIME DEPOSITS continued
ING Bank of Nevada, 5.31%, 05/01/2007	$ 5,000,000	$5,000,000
Royal Bank of Canada, 5.29%, 05/29/2007	8,250,000	8,250,000
SunTrust Banks, Inc., 5.33%, 07/30/2007	6,500,000	6,500,000
Ulster Bank, Ltd., 5.34%, 08/07/2007	6,000,000	6,000,000

		56,750,000

YANKEE OBLIGATIONS - CORPORATE 1.7%
Commercial Banks 1.7%
Canadian Imperial Bank, 5.33%, 08/15/2007	8,000,000	8,000,000
Natexis Banques Populaires, 5.34%, 07/09/2007	5,000,000	5,000,000
Societe Generale, 5.33%, 07/19/2007	4,000,000	4,000,000

		17,000,000

Total Investments of Cash Collateral from Securities Loaned
(cost $173,531,915)		173,531,915

	Shares	Value

SHORT-TERM INVESTMENTS 3.3%
MUTUAL FUND SHARES 3.3%
Evergreen Institutional Money Market Fund, Class I, 5.21% q ø
(cost $32,762,623)	32,762,623	32,762,623

Total Investments (cost $1,600,001,807) 167.0%		1,636,896,535
Other Assets and Liabilities and Preferred Shares (67.0%)		(656,842,728)

Net Assets Applicable to Common Shareholders 100.0%		$980,053,807

(p)	All or a portion of this security is on loan.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
^	Collateralized by U.S. government agency obligations at period end.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
FRN Floating Rate Note

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

The following table shows the percent of total investments (excluding collateral from securities on loan and cash equivalents) by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2007 (unaudited):

BBB	2.3%
BB	23.4%
B	61.1%
CCC	12.7%
NR	0.5%

100.0%

The following table shows the percent of total investments (excluding collateral from securities on loan and cash equivalents) based on effective maturity as of April 30, 2007 (unaudited):

Less than 1 year	2.0%
1 to 3 year(s)	4.9%
3 to 5 years	26.8%
5 to 10 years	61.4%
10 to 20 years	3.1%
20 to 30 years	1.8%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2007

Assets
Investments in securities, at value (cost $1,567,239,184) including $168,707,480 of
securities loaned	$1,604,133,912
Investments in affiliated money market fund, at value (cost $32,762,623)	32,762,623

Total investments	1,636,896,535
Cash	360,346
Receivable for securities sold	7,153,419
Interest receivable	36,252,390
Receivable for securities lending income	42,231
Unrealized gains on interest rate swap transactions	3,798,930

Total assets	1,684,503,851

Liabilities
Dividends payable applicable to common shareholders	7,946,264
Payable for securities purchased	32,012,814
Payable for securities on loan	173,531,915
Advisory fee payable	24,157
Due to other related parties	2,013
Accrued expenses and other liabilities	255,661

Total liabilities	213,772,824

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 19,600 shares, including dividends
payable of $677,220	490,677,220

Net assets applicable to common shareholders	$980,053,807

Net assets applicable to common shareholders represented by
Paid-in capital	$978,736,984
Overdistributed net investment income	(3,118,859)
Accumulated net realized losses on investments	(36,257,976)
Net unrealized gains on investments	40,693,658

Net assets applicable to common shareholders	$980,053,807

Net asset value per share applicable to common shareholders
Based on $980,053,807 divided by 68,739,328 common shares issued and outstanding
(100,000,000 common shares authorized)	$14.26

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2007

Investment income
Interest	$120,072,400
Income from affiliate	1,453,237
Securities lending	478,872

Total investment income	122,004,509

Expenses
Advisory fee	8,649,504
Administrative services fee	720,792
Transfer agent fees	42,008
Trustees’ fees and expenses	56,542
Printing and postage expenses	162,000
Custodian and accounting fees	269,650
Professional fees	90,123
Auction agent fees	1,304,819
Other	63,400

Total expenses	11,358,838
Less: Expense reductions	(24,324)

Net expenses	11,334,514

Net investment income	110,669,995

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	6,501,617
Interest rate swap transactions	6,392,733

Net realized gains on investments	12,894,350
Net change in unrealized gains or losses on investments	11,229,073

Net realized and unrealized gains or losses on investments	24,123,423
Distributions to preferred shareholders from net investment income	(25,221,451)

Net increase in net assets applicable to common shareholders resulting from operations	$109,571,967

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2007	2006

Operations
Net investment income	$110,669,995	$ 107,372,869
Net realized gains or losses on investments	12,894,350	(22,910,656)
Net change in unrealized gains or losses on investments	11,229,073	24,426,782
Distributions to preferred shareholders from
Net investment income	(25,221,451)	(17,490,340)
Net realized gains	0	(1,328,197)

Net increase in net assets applicable to common shareholders resulting
from operations	109,571,967	90,070,458

Distributions to common shareholders from
Net investment income	(96,057,196)	(103,581,587)
Net realized gains	0	(10,208,814)

Total distributions to common shareholders	(96,057,196)	(113,790,401)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend
Reinvestment Plan	13,436,569	9,987,581

Total increase (decrease) in net assets applicable to common shareholders	26,951,340	(13,732,362)
Net assets applicable to common shareholders
Beginning of period	953,102,467	966,834,829

End of period	$980,053,807	$ 953,102,467

Overdistributed net investment income	$(3,118,859)	$ (4,399,339)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Income Advantage Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Investments of cash collateral in short-term securities are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

NOTES TO FINANCIAL STATEMENTS continued

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Interest rate swaps

The Fund may enter into interest rate swap agreements to manage the Fund’s exposure to interest rates. A swap agreement is an exchange of cash payments between the Fund and another party based on a notional principal amount. Cash payments or receipts are recorded as realized gains or losses. The value of the swap agreements is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income

NOTES TO FINANCIAL STATEMENTS continued

tax regulations. The primary permanent differences causing such reclassifications are due to consent fees on tendered bonds, premium amortization and interest rate swap transactions. During the year ended April 30, 2007, the following amounts were reclassified:

Overdistributed net investment income	$ 11,889,132
Accumulated net realized losses on investments	(11,889,132)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. For the year ended April 30, 2007, the advisory fee was equivalent to 0.91% of the Fund’s average daily net assets applicable to common shareholders.

Effective October 1, 2006, Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, became an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in Evergreen-managed money market funds which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the year ended April 30, 2007, the administrative fee was equivalent to 0.08% of the Fund’s average daily net assets applicable to common shareholders.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 common shares with no par value. For the year ended April 30, 2007 and the year ended April 30, 2006, the Fund issued 964,657 and 687,163 common shares, respectively.

The Fund has issued 19,600 shares of Auction Market Preferred Shares (“Preferred Shares”) consisting of six series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. The annualized dividend rate was 5.15% during the year ended April 30, 2007. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

NOTES TO FINANCIAL STATEMENTS continued

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the asset coverage with respect to the outstanding Preferred Shares fell below 200%.

The holders of preferred shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class. Holders of preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $800,163,980 and $632,956,723, respectively, for the year ended April 30, 2007.

During the year ended April 30, 2007, the Fund loaned securities to certain brokers. At April 30, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $168,707,480 and $173,531,915, respectively.

At April 30, 2007, the Fund had the following open interest rate swap agreements:

			Cash Flows	Cash Flows
	Notional		Paid	Received	Unrealized
Expiration	Amount	Counterparty	by the Fund	by the Fund	Gain

07/02/2008	$100,000,000	JPMorgan	Fixed-2.737%	Floating-5.32%	$2,362,544
		Chase & Co.
11/26/2008	65,000,000	Merrill Lynch	Fixed-3.585%	Floating-5.32%	1,436,386
		& Co., Inc.

On April 30, 2007 the aggregate cost of securities for federal income tax purposes was $1,612,663,492. The gross unrealized appreciation and depreciation on securities based on tax cost was $189,670,341 and $165,437,298, respectively, with a net unrealized appreciation of $24,233,043.

As of April 30, 2007, the Fund had $19,526,635 in capital loss carryovers for federal income tax purposes with $7,717,772 expiring in 2014 and $11,808,863 expiring in 2015.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2007, the Fund incurred and will elect to defer post-October losses of $4,069,656.

NOTES TO FINANCIAL STATEMENTS continued

6. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2007, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryovers and
Overdistributed	Unrealized	Post-October
Ordinary Income	Appreciation	Losses

$ 3,118,859	$ 28,031,973	$ 23,596,291

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization.

The tax character of distributions paid was as follows:

	Year Ended April 30,

	2007	2006

Ordinary Income	$ 121,278,647	$ 121,071,927
Long-term Capital Gain	0	11,537,011

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

NOTES TO FINANCIAL STATEMENTS continued

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

NOTES TO FINANCIAL STATEMENTS continued

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration	Record	Payable	Net Investment
Date	Date	Date	Income

April 20, 2007	May 15, 2007	June 1, 2007	$0.1156
May 18, 2007	June 13, 2007	July 2, 2007	$0.1156
June 14, 2007	July 16, 2007	August 1, 2007	$0.1156

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Income Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Evergreen Income Advantage Fund as of April 30, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Income Advantage Fund as of April 30, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 28, 2007

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

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TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Fund Complex; Director,
Trustee	Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director,
DOB: 2/14/1939	Lincoln Educational Services
Term of office since: 1983
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Phillips Pond Homes Association (home community); President and
Trustee	Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin4, 5	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

568264 rv1  06/2007

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits the Registrant’s annual financial statements for the fiscal years ended April 30, 2007 and April 30, 2006, and fees billed for other services rendered by KPMG LLP.

	2007	2006
Audit fees	$62,725	$69,575
Audit-related fees	$ 0	$ 0
Audit and audit-related fees	$62,725	$69,575
Tax fees (1)	$ 0	$ 1,000
Non-audit fees (2)	$ 808,367	$ 950,575
Total fees	$871,092	$1,021,150

(1) Tax fees consists of fees for tax consultation, tax compliance and tax review for fund mergers.

(2) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with

Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”). The proxy voting policies and procedures of the Advisor are included as an appendix at the end of the filing

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

As of April 30, 2007, the Fund is managed by Andrew Cestone and Gary Pzegeo.

Andrew Cestone is the Director of High Yield and Senior Portfolio Manager for Tattersall Advisory Group’s High Yield Team. He has been with Tattersall Advisory Group since 2007. Previously, he served as the Managing Director and Chief Investment Officer of the Global High Yield Team with Deutsche Asset Management (1998-2006).

Gary Pzegeo, CFA is a Managing Director and Portfolio Manager for Tattersall Advisory Group’s High Yield Team. He has been Tattersall Advisory Group or an affiliate firm since 2005. Previously, he served as a Vice President and Portfolio Manager with Gannett, Welsh, & Kotler (2001 – 2005). Gary also served as a Managing Director and Portfolio Manager with Evergreen Investments (1990 – 2001).

     Other Funds and Accounts Managed. The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal period ended April 30, 2007.

Portfolio Manager		(Assets in
		thousands)
Andrew Cestone	Assets of registered investment companies managed
	List of Applicable Evergreen Funds

	Evergreen Strategic Income Fund[1]	$298,017
	Evergreen VA Strategic Income Fund[1]	89,305
	Evergreen Balanced Fund[1]	1,305,071
	Evergreen Diversified Bond Fund[1]	295,508
	Evergreen Managed Income Fund[1]	1,183,094
	Evergreen Utilities and High Income Fund[1]	306,590
	Evergreen Select High Yield Bond Fund	185,899
	Evergreen High Yield Bond Fund	674,084
	Evergreen Income Advantage Fund	1,447,631
	Evergreen VA High Income Fund	39,807

	TOTAL	$5,825,006
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	4
	Assets of other pooled investment vehicles managed	$157,646
	Number of those subject to performance fee	0
	Number of separate accounts managed	4
	Assets of separate accounts managed	$182,931
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A

1Mr. Cestone is not fully responsible for the management of the entire portfolios of the Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund, Evergreen Balanced Fund, Evergreen Diversified Bond Fund, Evergreen Managed Income Fund and Evergreen Utilities and High Income Fund. As of April 30, 2007 he was responsible only for approximately $845.0 million of the $3,477.6 million in assets in these funds.

Portfolio Manager		(Assets in
		thousands)
Gary Pzegeo	Assets of registered investment companies managed
	List of Applicable Evergreen Funds

	Evergreen Strategic Income Fund[1]	$298,017
	Evergreen VA Strategic Income Fund[1]	89,305
	Evergreen Balanced Fund[1]	1,305,071
	Evergreen Diversified Bond Fund[1]	295,508
	Evergreen Managed Income Fund[1]	1,183,094
	Evergreen Utilities and High Income Fund[1]	306,590
	Evergreen Select High Yield Bond Fund	185,899
	Evergreen High Yield Bond Fund	674,084
	Evergreen Income Advantage Fund	1,447,631
	Evergreen VA High Income Fund	39,807

	TOTAL	$5,825,006
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	4
	Assets of other pooled investment vehicles managed	$157,646
	Number of those subject to performance fee	0
	Number of separate accounts managed	4
	Assets of separate accounts managed	$182,931
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A

1Mr. Pzegeo is not fully responsible for the management of the entire portfolios of the Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund, Evergreen Balanced Fund, Evergreen Diversified Bond Fund, Evergreen Managed Income Fund and Evergreen Utilities and High Income Fund. As of April 30, 2007 he was responsible only for approximately $845.0 million of the $3,477.6 million in assets in these funds.

     Conflicts of Interest. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of Evergreen Investment Management Company, LLC (“EIMC”) and Tattersall Advisory Group, Inc. (“TAG”) require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

     The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

     EIMC does not receive a performance fee for its management of the Funds, other than Evergreen Large Cap Equity Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

     As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

     The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

     In general, EIMC and TAG have policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

     Compensation. For EIMC and TAG, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Unless described in further detail below, none of the portfolio managers of the Funds has predetermined bonus arrangements.

     The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

     To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

     In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     For calendar year 2007, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2008.

Portfolio Manager
Andrew Cestone	Lipper High Current Yield Funds
Gary Pzegeo	Lipper High Current Yield Funds

     EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients. Unless described in further detail below, none of the portfolio managers of the Fund receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

  medical, dental, vision and prescription benefits;
  life, disability and long-term care insurance;
  before-tax spending accounts relating to dependent care, health care, transportation and parking; and
  various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings. The tables below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Fund’s fiscal year ended April 30, 2007. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Evergreen Income Advantage
Fund
Portfolio Manager
Andrew Cestone	$0
Gary Pzegeo	$0

Evergreen Family of Funds
Portfolio Manager
Andrew Cestone	$1-10,000
Gary Pzegeo	$1-10,000

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Income Advantage Fund

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: June 29, 2007

By:
________________________
Kasey Phillips
Principal Financial Officer

Date: June 29, 2007